Discontinued Products	12 Months Ended
Dec. 31, 2014
Discontinued Products [Abstract]
Discontinued Products

20.	Discontinued Products

Prior to 1993, we sold single-premium annuities (“SPAs”) and guaranteed investment contracts (“GICs”), primarily to employer sponsored pension plans.  In 1993, we discontinued selling these products to Large Case Pensions customers, and now we refer to these products as discontinued products.

We discontinued selling these products because they were generating losses for us, and we projected that they would continue to generate losses over their life (which is currently greater than 30 years for SPAs); so we established a reserve for anticipated future losses at the time of discontinuance. At both December 31, 2014 and 2013, our remaining GIC liability was not material. This reserve represents the present value (at the risk-free rate of return at the time of discontinuance, consistent with the duration of the liabilities) of the difference between the expected cash flows from the assets supporting these products and the cash flows expected to be required to meet the obligations of the outstanding contracts.

Key assumptions in setting the reserve for anticipated future losses include future investment results, payments to retirees, mortality and retirement rates and the cost of asset management and customer service. In 2014, we modified the mortality tables used in order to reflect the more up-to-date 2014 Retired Pensioner’s Mortality table. The mortality tables were previously modified in 2012, in order to reflect the more up-to-date 2000 Retired Pensioner’s Mortality table, and in 1995, in order to reflect the more up-to-date 1994 Uninsured Pensioner’s Mortality table. In 1997, we began the use of a bond default assumption to reflect historical default experience. Other than these changes, since 1993 there have been no significant changes to the assumptions underlying the reserve.

We review the adequacy of this reserve quarterly based on actual experience.  As long as our expected future losses remain consistent with prior projections, the results of the discontinued products are applied against the reserve and do not impact net income attributable to Aetna.  If actual or expected future losses are greater than we currently estimate, we may increase the reserve, which could adversely impact net income attributable to Aetna.  If actual or expected future losses are less than we currently estimate, we may decrease the reserve, which could favorably impact net income attributable to Aetna. As a result of this review, $55.9 million ($86.0 million pretax) of the reserve was released during 2013. This reserve release was primarily due to favorable investment performance as well as favorable retirement experience compared to assumptions we previously made in estimating the reserve.  The reserve at each of December 31, 2014 and 2013 reflects management’s best estimate of anticipated future losses, and is included in future policy benefits on our balance sheet.

The activity in the reserve for anticipated future losses on discontinued products in 2014, 2013 and 2012 was as follows (pretax):

(Millions)	2014	2013	2012
Reserve, beginning of period	$979.5	$978.5	$896.3
Operating income (loss)	6.0	1.0	(2.0)
Net realized capital gains	29.2	86.0	84.2
Reserve reduction	—	(86.0)	—
Reserve, end of period	$1,014.7	$979.5	$978.5

During 2014, our discontinued products reflected operating income and net realized capital gains, primarily attributable to gains from the sale of debt securities. In 2013, our discontinued products reflected operating income and net realized capital gains, primarily attributable to gains from the sale of other investments and from the sale of debt and equity securities. In 2012, our discontinued products reflected operating losses and net realized capital gains, primarily attributable to gains from the sale of debt securities partially offset by losses from other investments. We evaluated these 2014 results against the expectations of future cash flows assumed in estimating the reserve for anticipated future losses and do not believe that an adjustment to the reserve was required at December 31, 2014.

The anticipated run-off of the discontinued products reserve balance at December 31, 2014 (assuming that assets are held until maturity and that the reserve run-off is proportional to the liability run-off) is as follows:

(Millions)
2015	$53.9
2016	52.9
2017	51.6
2018	50.2
2019	48.7
Thereafter	757.4

Assets and liabilities supporting discontinued products at 2014 and 2013 were as follows: (1)

(Millions)	2014	2013
Assets:
Debt and equity securities available for sale	$2,376.2	$2,372.6
Mortgage loans	386.8	407.0
Other investments	662.2	663.9
Total investments	3,425.2	3,443.5
Other assets	112.9	85.2
Collateral received under securities loan agreements	200.7	204.4
Current and deferred income taxes	—	14.4
Receivable from continuing products (2)	566.5	533.1
Total assets	$4,305.3	$4,280.6
Liabilities:
Future policy benefits	$2,645.8	$2,804.8
Reserve for anticipated future losses on discontinued products	1,014.7	979.5
Collateral payable under securities loan agreements	200.7	204.4
Current and deferred income taxes	27.9	—
Other liabilities (3)	416.2	291.9
Total liabilities	$4,305.3	$4,280.6

(1)	Assets supporting the discontinued products are distinguished from assets supporting continuing products.

(2)
At the time of discontinuance, a receivable from Large Case Pensions’ continuing products was established on the discontinued products balance sheet. This receivable represented the net present value of anticipated cash shortfalls in the discontinued products, which will be funded from continuing products. Interest on the receivable is accrued at the discount rate that was used to calculate the reserve. The offsetting payable, on which interest is similarly accrued, is reflected in continuing products. Interest on the payable generally offsets investment income on the assets available to fund the shortfall. These amounts are eliminated in consolidation.

(3)	Net unrealized capital gains on the available-for-sale debt securities are included in other liabilities and are not reflected in consolidated shareholders’ equity.

The discontinued products investment portfolio has changed since inception. Mortgage loans have decreased from $5.4 billion (37% of the investment portfolio) at December 31, 1993 to $387 million (11% of the investment portfolio) at December 31, 2014. This was a result of maturities, prepayments and the securitization and sale of commercial mortgages. Also, real estate decreased from $500 million (4% of the investment portfolio) at December 31, 1993 to $74 million (2% of the investment portfolio) at December 31, 2014, primarily as a result of sales. The resulting proceeds were primarily reinvested in debt and equity securities. Over time, the then-existing mortgage loan and real estate portfolios and the reinvested proceeds have resulted in greater investment returns than we originally assumed in 1993.

At December 31, 2014, the expected run-off of the SPA and GIC liabilities, including future interest, was as follows: (1)

(Millions)
2015	$383.7
2016	367.8
2017	351.5
2018	335.3
2019	319.3
Thereafter	4,133.4

(1)	At both December 31, 2014 and 2013, our remaining GIC liability was not material.

The liability expected at December 31, 1993 and actual liability balances at December 31, 2014, 2013 and 2012 for the GIC and SPA liabilities were as follows:

	Expected		Actual
(Millions)	GIC	SPA	GIC	SPA
2012	$16.1	$2,615.4	$6.6	$2,857.6
2013	15.7	2,448.9	—	2,804.8
2014	12.0	2,281.0	—	2,645.8

The GIC balances were lower than expected in each period because several contract holders redeemed their contracts prior to contract maturity. The SPA balances in each period were higher than expected because of additional amounts received under existing contracts.

The distributions on our discontinued products consisted of scheduled contract maturities, settlements and benefit payments of $377.9 million, $391.5 million and $399.5 million for the years ended December 31, 2014, 2013 and 2012, respectively. Participant-directed withdrawals from our discontinued products were not significant in the years ended ended December 31, 2014, 2013 or 2012.  Cash required to fund these distributions was provided by earnings and scheduled payments on, and sales of, invested assets.